Supplement dated March 16, 2021 to the
Prospectus for your Variable Annuity
Issued by
ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York. Your variable annuity contract may not offer all of the variable sub-accounts described below. Please check your annuity prospectus to determine which of the following changes affect the annuity contract that you own.
Fund Additions
The following investment options will be added to your Variable Annuity as noted below, effective close of business on April 30, 2021.

Portfolio	Investment Objective	Investment Adviser
Invesco V.I. American Value Fund – Series I	Long-term capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. American Value Fund – Series II	Long-term capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. Equity and Income Fund – Series I	Both capital appreciation and current income.	Invesco Advisers, Inc.
Portfolio Mergers
The following Target Portfolios will be merged into the Acquiring Portfolios as noted below, effective close of business on April 30, 2021 (“Merger Date”), subject to approval by the shareholders of the Target Portfolios. After the Merger Date, all references to the Target Portfolios in your Annuity prospectus should be disregarded.

Target Portfolio	Acquiring Portfolio
Invesco V.I. Value Opportunities Fund – Series I	Invesco V.I. American Value Fund – Series I
Invesco V.I. Value Opportunities Fund – Series II	Invesco V.I. American Value Fund – Series II
Invesco V.I. Managed Volatility Fund – Series I	Invesco V.I. Equity and Income Fund – Series I
Invesco V.I. Managed Volatility Fund – Series II	Invesco V.I. Equity and Income Fund – Series II
On the Merger Date, the Target Portfolios will no longer be available under any of our annuity contracts, and any Contract Value remaining in the sub-accounts investing in the Target Portfolios on the Merger Date will be transferred to the sub-accounts investing in the corresponding Acquiring Portfolios. Your Contract Value in the units of the sub-accounts investing in the Acquiring Portfolios will be equal to your Contract Value of the units of the sub-accounts investing in the corresponding Target Portfolios immediately prior to merger.
Please note that you have the ability to transfer out of the sub-accounts investing in the Target Portfolios any time prior to the Merger Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your annuity contract. Also, for a period of 60 days after the Merger Date, any Contract Value that was transferred to the sub-accounts investing in the Acquiring Portfolios as the result of the merger can be transferred free of charge and will not count as one of your annual free transfers.
It is important to note that any transfer limitations applicable to the investment option to which a transfer is made will apply as described in your prospectus. Please refer to your prospectus for information about investment options.
After the Merger Date, the Target Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the sub-accounts investing in the Target Portfolios will be deemed instruction for the sub-accounts investing in the corresponding Acquiring Funds. This includes, but is not limited to, systematic withdrawals and Dollar Cost Averaging.
Additionally, if the Target Portfolio is part of an allocation model for your Contract, you may need to make a new election of an available investment option within the asset allocation model for the model to continue to operate for your Contract following the Merger Date. You may wish to consult with your financial professional about the impact of the mergers on any allocation instructions and asset allocation models in effect for your Contract.

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Portfolio Closures
Following the Portfolio mergers, the following variable sub-accounts will be closed to all Contract Owners except those Contract Owners who have Contract Value invested in the variable sub-accounts as a result of the mergers:

For Contract Owners of (including New York versions of these contracts)	Portfolio Closure
AIM Lifetime Enhanced Choice Variable Annuity AIM Lifetime Plus Variable Annuity AIM Lifetime Plus II Variable Annuity	Invesco V.I. American Value Fund – Series I
AIM Lifetime America Classic AIM Lifetime America Regal AIM Lifetime America Freedom	Invesco V.I. American Value Fund – Series II
The Allstate Provider Variable Annuity (Original)	Invesco V.I. Equity and Income – Series I
Contract Owners who have Contract Value invested in these variable sub-accounts as of the Merger Date may continue to submit additional investments into the variable sub-accounts thereafter, although they will not be permitted to invest in the variable sub-accounts if they withdraw or otherwise transfer their entire Contract Value from the variable sub-accounts following the Merger Date. Contract Owners who do not have Contract Value invested in the variable sub-accounts before the Merger Date will not be permitted to invest in these variable sub-accounts thereafter.
Any applicable Dollar Cost Averaging, category models and/or auto-rebalancing programs, if elected by a Contract Owner prior to the Merger Date, will not be affected by the closure unless a Contract Owner withdraws or otherwise transfers his entire Contract Value from the sub-account. In that case, the program would terminate and no further allocations to the variable sub-account will be permitted.
If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

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